PLAN EXHIBIT "J"

                     FORM OF PROMISSORY NOTES REFERRED TO
                            IN ARTICLE 4.4 OF PLAN



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                               PROMISSORY NOTE
              (Halcyon/Alan B. Slifka Management Company L.L.C.,
               and Halcyon Offshore Management Company L.L.C.)

[Up to $1,625,000.00]                                        ___________, 1998
                                                          Salt Lake City, Utah


      FOR VALUE RECEIVED, the undersigned, Bonneville Pacific Corporation ("Borrower"), a Delaware corporation and a reorganized debtor pursuant to the terms of a Chapter 11 Plan (the "Plan") confirmed by an Order entered on ________, 1998 in the Borrower's bankruptcy case (Bankruptcy No. 91A-27701 in the United States Bankruptcy Court for the District of Utah, Central Division) promises to pay to the order of Halcyon/Alan B. Slifka Management Company
L.L.C., and Halcyon Offshore Management Company L.L.C. (collectively, "Lenders"), or Lenders' assignee, as follows:

      1. Principal Amount. The principal amount of this Note is [up to One Million Six Hundred Twenty-Five Thousand Dollars ( $1,625,000.00)].

      2. Interest. Interest shall accrue on the unpaid principal balance of this Note at the rate of ten percent (10%) per annum beginning on the day following the Distribution Date as set forth in the Plan.

      3. Payments. All principal and all interest which accrues thereon shall be due and payable one (1) year after the Distribution Date as set forth in the Plan. No interim payments of interest or principal are required.

      4. Prepayments. This Note may be prepaid in part or in full at any time without penalty. Each payment shall be applied first to accrued interest and the balance to the reduction of principal.

      5. Place of Payment. All payments required under this Note shall be made to the following address unless the Lenders give written instructions to the Borrower to change the place of payment:

                Halcyon/Alan B. Slifka Management Company L.L.C.,
                 and Halcyon Offshore Management Company L.L.C.
                                Attn: John Bader
                               477 Madison Avenue
                             New York, NY 10022-4702


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      6. Chapter 11 Plan.  This Note is made pursuant to Article 4.4 of the Plan
(the terms of which are incorporated herein by this reference).

      7. Unsecured. This Note is unsecured. During the period in which any of this Note remains unpaid, the Borrower (but not its subsidiaries or affiliates) may not incur debt except trade debt in the ordinary course of the Borrower's business.

      8. Jurisdiction and Venue. Any action to collect on this note may be commenced only in the United States Bankruptcy Court for the District of Utah.

      9. Governing Law. The substantive laws of Utah and, to the extent applicable, the United States Bankruptcy Code, shall govern the validity, construction, enforcement, and interpretation of this Note.

      Dated this __ day of __________, 1998.

                                          BONNEVILLE PACIFIC CORPORATION,
                                          a Delaware corporation

                                          By: ______________________________
                                          Its: _____________________________




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                               PROMISSORY NOTE
                            (Comac Partners L.P.)


[Up to $1,625,000.00]                                        ___________, 1998
                                                          Salt Lake City, Utah


      FOR VALUE RECEIVED, the undersigned, Bonneville Pacific Corporation ("Borrower"), a Delaware corporation and a reorganized debtor pursuant to the terms of a Chapter 11 Plan (the "Plan") confirmed by an Order entered on ________, 1998 in the Borrower's bankruptcy case (Bankruptcy No. 91A-27701 in the United States Bankruptcy Court for the District of Utah, Central Division) promises to pay to the order of Comac Partners L.P. ("Lender"), or Lender's assignee, as follows:

      1. Principal Amount. The principal amount of this Note is [up to One Million Six Hundred Twenty-Five Thousand Dollars ( $1,625,000.00)].

      2. Interest. Interest shall accrue on the unpaid principal balance of this Note at the rate of ten percent (10%) per annum beginning on the day following the Distribution Date as set forth in the Plan.

      3. Payments. All principal and all interest which accrues thereon shall be due and payable one (1) year after the Distribution Date as set forth in the Plan. No interim payments of interest or principal are required.

      4. Prepayments. This Note may be prepaid in part or in full at any time without penalty. Each payment shall be applied first to accrued interest and the balance to the reduction of principal.

      5. Place of Payment. All payments required under this Note shall be made to the following address unless the Lender gives written instructions to the Borrower to change the place of payment:

                        Comac Partners L.P.
                        Attn: Paul Coughlin
                        10 Glenville St., 3rd Floor
                        Greenwich, CT 06831


      6. Chapter 11 Plan. This Note is made pursuant to Article 4.4 of the Plan (the terms of which are incorporated herein by this reference).

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     7.  Unsecured.  This Note is  unsecured.  During the period in which any of this Note remains unpaid, the Borrower (but not its subsidiaries or affiliates) may not incur debt except trade debt in the ordinary course of the Borrower's business.

      8. Jurisdiction and Venue. Any action to collect on this note may be commenced only in the United States Bankruptcy Court for the District of Utah.

      9. Governing Law. The substantive laws of Utah and, to the extent applicable, the United States Bankruptcy Code, shall govern the validity, construction, enforcement, and interpretation of this Note.

      Dated this __ day of __________, 1998.

                                          BONNEVILLE PACIFIC CORPORATION,
                                          a Delaware corporation

                                          By: _____________________________
                                          Its: ____________________________